================================================================================

                             LEVCO EQUITY VALUE FUND
                             -----------------------

                                  ANNUAL REPORT
                                December 31, 1999

   INVESTMENT ADVISER                                         DISTRIBUTOR
   ------------------                                         -----------
JOHN A. LEVIN & CO., INC.                                LEVCO SECURITIES, INC.
  One Rockefeller Plaza                                   One Rockefeller Plaza
New York, New York 10020                                New York, New York 10020
     1.888.300.9887                                          1.888.300.9887

================================================================================

LETTER TO SHAREHOLDERS                                         FEBRUARY 24, 2000

In a year marked by the remarkable strength of technology stocks trading at extremely high valuations, we believe that we achieved solid results and performed especially well relative to our value-oriented peers. Once again, we were faced with an environment, especially in the fourth quarter, where the momentum of a narrow group of stocks drove the market. Credit for our success must go to our high quality investment personnel and their implementation of our fundamental, team-oriented investment process. For the year ended December 31, 1999, the Fund returned 15.73%, while the S&P 500 Index achieved a return of 21.04% and the Russell 1000 Value Index rose by 7.35%.

An analysis of the various market indices tells a great deal about the stock market of 1999. The difference between the Russell 1000 Value Index and the S&P 500 Index can be attributed to the technology sector, which represents approximately 30% of the S&P 500 and rose approximately 75% for the year.

Of course, nothing better illustrates the leadership of technology than the 85.6% rise in the NASDAQ Index (the home of most of the dot.com stocks). This rise was the greatest rise ever achieved by a "broad" market index. There have been only eight other instances in which a major market index has risen even half that amount, and on 7 of those 8 occasions, the rise followed a decline in the previous year. In contrast, the performance of the NASDAQ Index in 1999 was an astounding continuation of an unprecedented run, as the rise followed a 39.6% gain in 1998 and marked the fifth consecutive year in which the Index has risen in excess of 20%.

We are living in an extraordinary period for the stock market. Still, while many of the leading technology companies are and will be leaders of the American economy, this market is home to countless technology stocks with astronomical valuations based on extraordinary assumptions. Since many of these companies may fail, especially given their relatively brief histories in a competitive industry, the assumptions being made with regard to such companies will not become reality, and the stock market could be heavily impacted. In the best case scenario, there will be an orderly movement of capital to those companies that do succeed.

Stepping back from the surge in valuations, we can see that technology is having an extremely positive impact on the U.S. economy. Presently, we see our economy in a virtuous cycle. Since companies, generally speaking, do not have the ability to raise profits by increasing pricing, they are investing in research and development and capital, which, hopefully, leads to wider operating margins and greater profitability through augmented production efficiency. Productivity in the third quarter rose 4.2%, and this rise in productivity offsets increases in wage costs and thereby acts as an important check on inflation.

Our contact with companies further enhances our awareness of the ways in which technology is enhancing productivity. For instance, we know that a major automobile manufacturer that acquires some $80 billion of components and materials annually is in the process of shifting those purchases to AutoXchange, an internet-based vehicle, which should result in billions of dollars of cost savings. While most people think of e-commerce as operating between businesses and consumers, business to business is where the real economic impact of e-commerce will be felt. Aggregating the resulting cost savings should lead to tremendous efficiency and productivity gains on a macroeconomic level.

Our long-term outlook, then, for the economy and the stock market is positive. In the shorter term, we are concerned about profit growth in the first half of 2000. More generally, we have not forgotten that things move in cycles, even though this has not been obvious recently in the stock market or the U.S. economy. History illustrates, however, that cycles can be of random duration. So while we seem to be in an outlier with respect to the pattern of economic cycles, the important thing to remember is that it will take a reversal in current trends for there to be a shift from our present phase.

In conclusion, while appreciating the positive impact of technology on the economy, we also recognize the absolutely extraordinary valuations being given to companies in this sector and the volatility that may result. As investors, we are adhering to our disciplines and our focus on risk control. When purchasing securities, we are seeking value and generally buying stocks that have come down from their highs. We will initiate positions in technology stocks only when these companies meet our price and value guidelines. When selling securities, we continue generally to reduce or eliminate positions that have experienced strong appreciation. We strive to make well-researched stock selections and manage portfolio risk, and we believe our approach should provide solid returns and strong performance on a risk-adjusted basis.

As always, we welcome your comments and thank you for your continued support.

                                    Sincerely,

             John A. Levin                      Jeffrey A. Kigner
             Co-Chairman                        Co-Chairman
             and President

                            LEVCO Equity Value Fund
           Comparison of the Change in Value of a $10,000 Investment
                  in LEVCO Equity Value Fund, the S&P 500 Index
                        and the Russell 1000 Value Index

                               [GRAPHIC OMITTED]

                                                          12/31/99
                                                          --------
             LEVCO Equity Value Fund                       $13,529
             S&P 500 Index                                 $16,017
             Russell 1000 Value                            $13,319

                       ---------------------------------
                            LEVCO Equity Value Fund
                          Average Annual Total Return

                       1 Year                     15.73%
                       Since Inception (8/4/97)   13.36%
                       ---------------------------------

           Past performance is not predictive of future performance.

                             LEVCO EQUITY VALUE FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 1999

ASSETS
   Investments in securities:
      At acquisition cost                                          $ 22,000,756
                                                                   ============
      At value (Note 1)                                            $ 24,123,419
   Dividends receivable                                                  14,210
   Interest receivable                                                    6,905
   Receivable for capital shares sold                                        14
   Organization expenses, net (Note 1)                                   66,780
   Other assets                                                              20
                                                                   ------------
      TOTAL ASSETS                                                   24,211,348
                                                                   ------------
LIABILITIES
   Due to Adviser (Note 3)                                               59,250
   Accrued expenses                                                      63,610
                                                                   ------------
      TOTAL LIABILITIES                                                 122,860
                                                                   ------------

NET ASSETS                                                         $ 24,088,488
                                                                   ============
NET ASSETS CONSIST OF:
Paid-in capital                                                    $ 21,965,553
Undistributed net investment income                                         611
Distributions in excess of realized gains                                  (339)
Net unrealized appreciation on investments                            2,122,663
                                                                   ------------
   Net assets                                                      $ 24,088,488
                                                                   ============
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, $0.001 par value)                     2,067,095
                                                                   ============
Net asset value, offering price and
   redemption price per share (Note 1)                             $      11.65
                                                                   ============

See accompanying notes to financial statements.

                             LEVCO EQUITY VALUE FUND

                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999

INVESTMENT INCOME
   Dividends                                                       $    283,990
   Interest                                                              90,978
                                                                   ------------
      TOTAL INVESTMENT INCOME                                           374,968
                                                                   ------------
EXPENSES
   Investment advisory fees (Note 3)                                    177,225
   Professional fees                                                     59,784
   Trustees' fees and expenses (Note 3)                                  30,000
   Accounting services fees                                              29,500
   Amortization of organization expenses (Note 1)                        25,850
   Transfer agent fees                                                   12,000
   Insurance expense                                                      8,216
   Custodian fees                                                         6,072
   Shareholder reporting costs                                            3,926
   Registration fees                                                      2,350
   Pricing costs                                                          1,259
   Other expenses                                                           932
                                                                   ------------
      TOTAL EXPENSES                                                    357,114
   Fees waived by the Adviser (Note 3)                                 (127,764)
                                                                   ------------
      NET EXPENSES                                                      229,350
                                                                   ------------

NET INVESTMENT INCOME                                                   145,618
                                                                   ------------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions                      2,240,877
   Net change in unrealized appreciation/
      depreciation on investments                                       496,676
                                                                   ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                      2,737,553
                                                                   ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $  2,883,171
                                                                   ============

See accompanying notes to financial statements.

                             LEVCO EQUITY VALUE FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                              For the Year     For the Year
                                                                 Ended             Ended
                                                              December 31,     December 31,
                                                                  1999             1998
                                                              ------------     ------------
FROM OPERATIONS:
   Net investment income                                      $    145,618     $    131,394
   Net realized gains from security transactions                 2,240,877          642,605
   Net change in unrealized appreciation/depreciation
      on investments                                               496,676        1,430,085
                                                              ------------     ------------
Net increase in net assets from operations                       2,883,171        2,204,084
                                                              ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                     (145,134)        (131,388)
   From net realized gains                                      (2,238,080)        (462,547)
   In excess of net realized gains                                    (339)          (2,797)
                                                              ------------     ------------
Decrease in net assets from distributions to shareholders       (2,383,553)        (596,732)
                                                              ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                     5,314,786          615,145
   Net asset value of shares issued in reinvestment
      of distributions to shareholders                           2,383,553          596,732
   Payments for shares redeemed                                   (458,245)        (139,689)
                                                              ------------     ------------
Net increase in net assets from capital share transactions       7,240,094        1,072,188
                                                              ------------     ------------

TOTAL INCREASE IN NET ASSETS                                     7,739,712        2,679,540

NET ASSETS:
   Beginning of year                                            16,348,776       13,669,236
                                                              ------------     ------------
   End of year                                                $ 24,088,488     $ 16,348,776
                                                              ============     ============

UNDISTRIBUTED NET INVESTMENT INCOME                           $        611     $        127
                                                              ============     ============
CAPITAL SHARE ACTIVITY:
   Sold                                                            436,034           56,820
   Reinvested                                                      205,007           53,926
   Redeemed                                                        (36,660)         (13,325)
                                                              ------------     ------------
   Net increase in shares outstanding                              604,381           97,421
   Shares outstanding, beginning of year                         1,462,714        1,365,293
                                                              ------------     ------------
           Shares outstanding, end of year                       2,067,095        1,462,714
                                                              ============     ============

See accompanying notes to financial statements.

                             LEVCO EQUITY VALUE FUND

                              FINANCIAL HIGHLIGHTS

                 Selected Per Share Data and Ratios for a Share
                       Outstanding Throughout Each Period

                                                       For the Year    For the Year   For the Period
                                                          Ended           Ended            Ended
                                                       December 31,    December 31,    December 31,
                                                           1999            1998          1997 (a)
                                                        ----------      ----------      ----------

Net asset value at beginning of period                  $    11.18      $    10.01      $    10.00
                                                        ----------      ----------      ----------
Income from investment operations:
   Net investment income                                      0.08            0.09            0.07
   Net realized and unrealized gains
      on investments                                          1.67            1.50            0.01
                                                        ----------      ----------      ----------
Total from investment operations                              1.75            1.59            0.08
                                                        ----------      ----------      ----------
Less distributions:
   Dividends from net investment income                      (0.08)          (0.09)          (0.07)
   Distributions from net realized gains                     (1.20)          (0.33)             --
                                                        ----------      ----------      ----------
Total distributions                                          (1.28)          (0.42)          (0.07)
                                                        ----------      ----------      ----------

Net asset value at end of period                        $    11.65      $    11.18      $    10.01
                                                        ==========      ==========      ==========

Total return                                                15.73%          15.98%           0.80%(b)
                                                        ==========      ==========      ==========

Net assets at end of period (000's)                     $   24,088      $   16,349      $   13,669
                                                        ==========      ==========      ==========

Ratio of net expenses to average net assets (c)              1.10%           1.10%           1.10%(d)

Ratio of net investment income to average net assets         0.70%           0.89%           1.73%(d)

Portfolio turnover rate                                        62%             89%             36%(b)

(a) Represents the period from August 4, 1997 (commencement of operations) through December 31, 1997.

(b)  Not annualized.

(c) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratio of expenses to average net assets would have been 1.71%, 2.04% and 2.47%(d) for the periods ended December 31, 1999, 1998 and 1997, respectively (Note 3).

(d)  Annualized.

See accompanying notes to financial statements.

                             LEVCO EQUITY VALUE FUND

                            PORTFOLIO OF INVESTMENTS

                                December 31, 1999

    Shares                                                              Value
    ------                                                              -----
               COMMON STOCKS - 90.4%
               AEROSPACE & DEFENSE -4.7%
    10,600       Loral Space & Communications Ltd. (a)              $    257,713
     5,600       Rockwell International Corp.                            268,100
     3,000       Textron, Inc.                                           230,063
     5,743       United Technologies Corp.                               373,295
                                                                    ------------
                                                                       1,129,171
                                                                    ------------

               AIRLINES - 2.3%
     8,100       AMR Corp. (a)                                           542,700
                                                                    ------------

               AUTOMOBILE PARTS - 2.5%
    11,200       Ford Motor Co.                                          598,500
                                                                    ------------

               BANKING - 5.6%
     8,800       Bank of New York Co., Inc.                              352,000
     7,400       First Union Corp.                                       242,812
     7,000       Fleet Boston Financial Corp.                            243,687
     5,600       Mellon Financial Corp.                                  190,750
     6,000       Northern Trust Corp.                                    318,000
                                                                    ------------
                                                                       1,347,249
                                                                    ------------
               CHEMICALS - 2.2%
    15,000       Monsanto Co.                                            534,375
                                                                    ------------
               COMPUTERS/COMPUTER TECHNOLOGY SERVICES - 9.4%
    19,700       Compaq Computer Corp.                                   533,131
     3,500       Hewlett-Packard Co.                                     398,781
     3,800       International Business Machines Corp.                   410,400
    19,700       Seagate Technology, Inc. (a)                            917,281
                                                                    ------------
                                                                       2,259,593
                                                                    ------------

                             LEVCO EQUITY VALUE FUND

                            PORTFOLIO OF INVESTMENTS

                                December 31, 1999

    Shares                                                              Value
    ------                                                              -----
               CONTAINERS & PACKAGING - 1.7%
    10,800       Owens-Illinois, Inc. (a)                           $    270,675
    13,300       Pactiv Corp. (a)                                        141,313
                                                                    ------------
                                                                         411,988
                                                                    ------------
               ELECTRONICS/ELECTRICAL COMPONENTS - 5.4%
     4,196       Koninklijke (Royal) Philips Electronics N.V.            566,460
     7,600       Texas Instruments Inc.                                  736,250
                                                                    ------------
                                                                       1,302,710
                                                                    ------------
               ENERGY & UTILITIES - 7.1%
    16,748       KeySpan Corp.                                           388,344
     8,200       Schlumberger Ltd.                                       461,250
     1,591       Transocean Sedco Forex, Inc.                             53,590
    26,200       Williams Companies, Inc.                                800,738
                                                                    ------------
                                                                       1,703,922
                                                                    ------------
               FOOD/BEVERAGES - 6.7%
     5,600       Anheuser-Busch Companies, Inc.                          396,900
     5,600       Coca-Cola Co.                                           326,200
    12,500       Nabisco Holdings Corp. - Class A                        395,313
     5,200       PepsiCo, Inc.                                           183,300
    10,900       Ralston-Ralston Purina Group                            303,838
                                                                    ------------
                                                                       1,605,551
                                                                    ------------
               GOLD - 0.8%
    18,130       Placer Dome Inc.                                        194,898
                                                                    ------------

                             LEVCO EQUITY VALUE FUND

                            PORTFOLIO OF INVESTMENTS

                                December 31, 1999

    Shares                                                              Value
    ------                                                              -----
               HOUSEHOLD PRODUCTS - 6.6%
    10,400       Black & Decker Corp.                               $    543,400
     4,900       General Electric Co.                                    758,275
     7,200       Gillette Co.                                            296,550
                                                                    ------------
                                                                       1,598,225
                                                                    ------------
               INSURANCE - 5.6%
    15,200       Ace Ltd.                                                253,650
     7,000       Aetna Inc.                                              390,687
     4,400       Tokio Marine & Fire Insurance Co. Ltd. - ADR            260,150
     8,700       XL Capital Ltd. - Class A                               451,312
                                                                    ------------
                                                                       1,355,799
                                                                    ------------
               MEDIA - 7.9%
    14,700       Fox Entertainment Group, Inc. - Class A (a)             366,581
    16,800       Tribune Co.                                             925,050
     5,900       Viacom Inc. - Class B (a)                               356,581
     9,200       Walt Disney Co.                                         269,100
                                                                    ------------
                                                                       1,917,312
                                                                    ------------
               MEDICAL SUPPLIES - 2.7%
    11,000       American Home Products Corp.                            433,813
     5,800       Tyco International Ltd.                                 225,475
                                                                    ------------
                                                                         659,288
                                                                    ------------
               OFFICE EQUIPMENT - 1.2%
    12,900       Xerox Corp.                                             292,668
                                                                    ------------

                             LEVCO EQUITY VALUE FUND

                            PORTFOLIO OF INVESTMENTS

                                December 31, 1999

    Shares                                                              Value
    ------                                                              -----
               OIL & GAS DRILLING - 2.3%
    11,000       Conoco Inc. - Class A                              $    272,250
     8,700       Unocal Corp.                                            291,994
                                                                    ------------
                                                                         564,244
                                                                    ------------
               PHARMACEUTICALS - 5.3%
     6,000       Johnson & Johnson                                       558,750
    10,100       McKesson HBOC, Inc.                                     227,881
     5,900       Warner-Lambert Co.                                      483,431
                                                                    ------------
                                                                       1,270,062
                                                                    ------------
               RETAIL - 2.5%
     4,000       Dayton Hudson Corp.                                     293,750
     5,900       Federated Department Stores, Inc. (a)                   298,319
                                                                    ------------
                                                                         592,069
                                                                    ------------
               SOFTWARE & PROCESSING - 2.6%
    12,700       First Data Corp.                                        626,269
                                                                    ------------

               UTILITIES - TELEPHONE - 5.3%
    10,600       Bell Atlantic Corp.                                     652,562
    13,400       BellSouth Corp.                                         627,288
                                                                    ------------
                                                                       1,279,850
                                                                    ------------

               TOTAL COMMON STOCKS (Cost $19,802,912)               $ 21,786,443
                                                                    ------------

                             LEVCO EQUITY VALUE FUND

                            PORTFOLIO OF INVESTMENTS

                                December 31, 1999

    Shares                                                              Value
    ------                                                              -----
               PREFERRED STOCKS - 4.4%
    29,000       News Corp. Ltd. - ADR                              $    969,688
     2,600       Owens-Illinois, Inc.                                     81,250
                                                                    ------------

               TOTAL PREFERRED STOCKS (Cost $911,682)               $  1,050,938
                                                                    ------------

 Par Value
 ---------
               FIXED INCOME OBLIGATIONS - 4.9%
$1,170,000       U.S. Treasury Bill, 01/13/00 (Cost $1,168,479)     $  1,168,355
                                                                    ------------

    Shares
    ------
               MONEY MARKET FUNDS - 0.5%
   117,683       United Missouri Bank Money Market Fiduciary
                 (Cost $117,683)                                    $    117,683
                                                                    ------------

               TOTAL INVESTMENTS AT VALUE - 100.2%
                 (Cost $22,000,756)                                 $ 24,123,419

               LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%           (34,931)
                                                                    ------------

               NET ASSETS - 100.0%                                  $ 24,088,488
                                                                    ============

(a)  Non-income producing security.
ADR - American Depository Receipt.

See accompanying notes to financial statements.

                             LEVCO EQUITY VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1999

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The LEVCO Equity Value Fund (the Fund) is a no-load, diversified series of the LEVCO Series Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Delaware business trust on January 2, 1997. The Fund commenced operations on August 4, 1997.

The Fund's investment objective is long-term growth of capital through an emphasis on the preservation of capital and an attempt to control volatility as measured against the Standard & Poor's Composite 500 Stock Index. The Fund pursues this objective by investing its assets primarily in common stocks and other securities having equity characteristics.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Payment of all dividends and capital gains distributions is made in shares. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Organization expenses -- Expenses of organization, net of certain expenses paid by the Adviser, have been capitalized and are being amortized on a straight-line basis over five years.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                             LEVCO EQUITY VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1999

Federal income taxes -- The Fund has complied with the special provisions of the
Internal  Revenue  Code  available  to  regulated   investment   companies  and,
therefore, no federal income tax provision is required.

The following information is based upon the federal income tax cost of portfolio investments of $22,001,095 as of December 31, 1999:

           Gross unrealized appreciation .........       $ 4,039,535
           Gross unrealized depreciation .........        (1,917,211)
                                                         -----------
           Net unrealized appreciation ...........       $ 2,122,324
                                                         ===========

The difference between the federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

2.   INVESTMENT TRANSACTIONS

During the year ended  December 31, 1999,  cost of purchases  and proceeds  from
sales  and   maturities  of  investment   securities,   other  than   short-term
investments, amounted to $16,323,217 and $11,478,184, respectively.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by John A. Levin & Co., Inc. (the Adviser) under the terms of an Investment Advisory Agreement. The Adviser also provides certain administrative services required by the Trust and the Fund. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.85% of its average daily net assets.

The Adviser currently intends to limit the total operating expenses of the Fund to 1.10% of its average daily net assets. Accordingly, the Adviser voluntarily waived $127,764 of its investment advisory fees for the year ended December 31, 1999. Certain trustees and officers of the Trust are also officers of the Adviser.

TRUSTEES COMPENSATION
No compensation is paid by the Fund to officers and trustees of the Fund who are affiliated with the Adviser and/or LEVCO Securities, Inc., the Distributor of the Fund's shares. The Fund pays each unaffiliated trustee an annual retainer of $7,500.

4.   FEDERAL TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

On December 29, 1999, the Fund declared and paid a short-term capital gain of $1,138,259 or $0.6081 per share and a long-term capital gain distribution of $1,100,160 or $0.5877 per share. In January of 2000, shareholders were provided with Form 1099-DIV which reported the amount and tax status of the capital gain distributions paid during calendar year 1999.

                         Report of Independent Auditors

To the Shareholders and Board of Trustees of LEVCO Equity Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of LEVCO Equity Value Fund as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LEVCO Equity Value Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

Cincinnati, Ohio
February 18, 2000